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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. 2)
                            ------------------------



         Date of Report (Date of Earliest Event Reported): June 14, 2002

                        Adelphia Business Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             000-21605                                25-1669404
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      (Commission File Number)             (I.R.S. Employer Identification No.)

One North Main Street
Coudersport, PA                                       16915-1141
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(Address of Principal Executive offices)               (Zip Code)

                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)
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NY2:\1175758\05\P77Y05!.DOC\11224.0003

Item 4.           Changes in Registrant's Certifying Accountant.

On June 14, 2002, Adelphia Business Solutions, Inc. (the "Company") received an unsolicited letter from Deloitte & Touche LLP ("Deloitte"), its former independent accountants, notifying the Company that the client-auditor relationship between the Company and Deloitte had "ceased." A copy of this letter is attached hereto as Exhibit 99.1 and incorporated herein by reference and it is the Company's understanding that Deloitte resigned as its independent public accountants effective as of June 14, 2002.

In response to the Company's query as to the circumstances surrounding this letter, Deloitte declined to provide further clarification other than to note that on June 9, 2002, Adelphia Communications Corporation ("Adelphia") dismissed Deloitte as its independent public accountants. Prior to January 11, 2002, the Company was a majority-owned subsidiary of Adelphia.

On May 14, 2002, Deloitte suspended its audit of the financial statements of Adephia. Upon suspending its audit of the financial statements of Adelphia, Deloitte also ceased its audit of the financial statements of the Company. As of the June 14, 2002, the date on which the Company received the aforementioned resignation letter from Deloitte, Deloitte had not completed its audit nor had it issued its report with respect to the Company's financial statements for the year ended December 31, 2001. Accordingly, the Company has not yet completed its financial statements or filed its Annual Report on Form 10-K for the year ended December 31, 2001, nor has the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. Neither the Board of Directors of the Company nor the Audit Committee of the Board of Directors of the Company took any action with respect to Deloitte's decision to resign as the Company's independent public accountants.

The Company has not yet determined who it intends to appoint as its independent public accountants on a going forward basis. Upon making such appointment, the Company will file a subsequent Current Report on Form 8-K in accordance with the requirements of that form.

The report of Deloitte on the financial statements of the Company for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and December 31, 2001, and through the date of this Current Report, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements.

On July 3, 2002, the Company transmitted Deloitte by e-mail a draft of the disclosures made in Item 4 of Amendment No. 1 of this Current Report on Form 8-K ("Amendment No. 1"). The Company received a letter from Deloitte on July 15,


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

2002 (the "Deloitte Response") responding to the disclosures made in Item 4 of Amendment No. 1. A copy of the Deloitte Response is filed herewith as Exhibit 16.1.

Except as set forth below, the Company does not believe that any reportable events within the meaning of Item 304(a)(1)(v) have occurred with respect to the Company for the years ended December 31, 2000 and December 31, 2001 and through the date of this Current Report.

Prior to its resignation as the Company's independent public accountants, Deloitte informed the Vice President, Finance of the Company and the Chairman of the Audit Committee of the Company that Deloitte needed to resolve certain matters with respect to its audit of Adelphia's consolidated financial statements for the year ended December 31, 2001 before it could determine what impact, if any, such audit of Adelphia might have on Deloitte's audit of the Company's consolidated financial statements for same period. Upon its resignation as the Company's independent public accountants, Deloitte informed the Vice President, Finance of the Company that, because of its dismissal as Adelphia's independent public accountants, it would be unable to make this determination and, therefore, would be unable to complete its audit of the Company's consolidated financial statements for the year ended December 31, 2001.

In the Deloitte Response, Deloitte states, "The matters described in the [letter from Deloitte addressed to the SEC, dated June 27, 2002, responding to Adelphia's Current Report on Form 8-K filed with the SEC on June 14, 2002, the section of which discussing "Reportable Events" is included as an appendix to the Deloitte Response] were discussed with officers and directors of Adelphia at various times, including those officers and directors who were also officers and directors of the Company through June 4, 2002." Deloitte has not identified, by name, such officers and directors, but the Company presumes it is referring to members of the Rigas family. Neither Deloitte (except as disclosed in the Deloitte Response) nor any member of the Rigas family has provided the Company with information about such discussions.

The Audit Committee of the Company has requested that the Company's outside counsel conduct an independent investigation with respect to related party transactions and agreements between the Company, Adelphia or the Rigas family and to determine whether the Company or any of its officers or directors have engaged in conduct in violation of applicable law.


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

Item 7(c).        Exhibits.

       16.1 Letter, dated July 15, 2002, from Deloitte & Touche LLP regarding change in certifying accountant (filed herewith).


       99.1 Letter, dated June 14, 2002, from Deloitte & Touche LLP (previously filed).















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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ADELPHIA BUSINESS SOLUTIONS, INC.


                               By:    /s/ Edward E. Babcock
                                      ---------------------------
                               Name:  Edward E. Babcock
                               Title: Vice President, Finance



Date:   July 18, 2002.













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

                                  EXHIBIT INDEX



Exhibit No.                                  Exhibit
-----------                                  -------

       16.1 Letter, dated July 15, 2002, from Deloitte & Touche LLP regarding change in certifying accountant (filed herewith).

       99.1 Letter, dated June 14, 2002, from Deloitte & Touche LLP (previously filed).


















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